                                                                                        EXECUTION COPY

                                        ASSIGNMENT AND ASSUMPTION AGREEMENT

                  ASSIGNMENT  AND  ASSUMPTION  AGREEMENT,   dated  August  30,  2006,  between  Residential  Funding
Corporation,  a Delaware  corporation  ("RFC"),  and Residential  Accredit Loans, Inc., a Delaware  corporation (the
"Company").

                                                      Recitals

                  A. RFC has entered into contracts  ("Seller  Contracts") with various  seller/servicers,  pursuant to which such seller/servicers sell to RFC mortgage loans.

                  B. The Company wishes to purchase from RFC certain  Mortgage Loans (as  hereinafter  defined) sold to RFC pursuant to the Seller Contracts.

                  C. The Company,  RFC, as master  servicer,  and Deutsche Bank Trust Company  Americas,  as trustee
(the "Trustee"),  are entering into a Series Supplement,  dated as of August 1, 2006 (the "Series Supplement"),  and the Standard Terms of Pooling and Servicing  Agreement,  dated as of March 1, 2006  (collectively,  the "Pooling and
Servicing  Agreement"),  pursuant  to which  the  Company  proposes  to  issue  Mortgage  Asset-Backed  Pass-Through
Certificates,  Series 2006-QS10 (the  "Certificates")  consisting of twenty-three  classes  designated as Class A-1,
Class A-2, Class A-3,  Class A-4,  Class A-5,  Class A-6,  Class A-7, Class A-8, Class A-9, Class A-10,  Class A-11,
Class A-12,  Class A-13,  Class A-14,  Class A-15,  Class A-16, Class A-17, Class A-18, Class A-19, Class A-P, Class
A-V,  Class R-I and Class  R-II  Certificates;  and six  classes  designated  as Class  M-1,  Class  M-2,  Class M-3
(collectively  the  "Class M  Certificates"),  Class B-1,  Class B-2 and Class B-3  Certificates  (collectively  the
"Class B Certificates")  representing  beneficial ownership interests in a trust fund consisting primarily of a pool of Mortgage Loans identified in Exhibit One to the Series Supplement (the "Mortgage Loans").
                  D. In  connection  with the  purchase of the  Mortgage  Loans,  the Company will assign to RFC the
Class A-P  Certificates  and Class A-V Certificates and a de minimis portion of each of the Class R-I and Class R-II
Certificates.
                  E. In  connection  with the purchase of the Mortgage  Loans and the issuance of the  Certificates,
RFC wishes to make certain representations and warranties to the Company.

                  F. The Company and RFC intend that the  conveyance  by RFC to the Company of all its right,  title and interest in and to the Mortgage Loans pursuant to this  Agreement  shall  constitute a purchase and sale and not a loan.

                  NOW THEREFORE,  in  consideration  of the recitals and the mutual  promises  herein and other good and valuable consideration, the parties agree as follows:

                  1. All  capitalized  terms used but not defined  herein shall have the meanings  assigned  thereto in the Pooling and Servicing Agreement.

                  2.  Concurrently  with the  execution  and  delivery  hereof,  RFC hereby  assigns to the  Company without  recourse  all of its right,  title and interest in and to the Mortgage  Loans,  including  all interest and principal,  and with  respect  to the  Sharia  Mortgage  Loans,  all  amounts  in  respect  of profit  payments  and acquisition  payments,  received on or with respect to the Mortgage  Loans after August 1, 2006 (other than payments of  principal  and  interest,  and with  respect  to the Sharia  Mortgage  Loans,  all  amounts in respect of profit payments and  acquisition  payments due on the Mortgage  Loans on or before August 31, 2006).  In  consideration  of such  assignment,  RFC or its designee will receive from the Company in immediately  available funds an amount equal to $527,503,160.51,  the Class A-P Certificates,  the Class A-V Certificates and a de minimis portion of each of the
Class R-I and Class R-II  Certificates.  In connection  with such  assignment  and at the Company's  direction,  RFC has in respect of each  Mortgage Loan endorsed the related  Mortgage Note (other than any Destroyed  Mortgage  Note)
to the order of the Trustee and  delivered an  assignment  of mortgage or security  instrument,  as  applicable,  in recordable form to the Trustee or its agent.

         RFC and the Company  agree that the sale of each Pledged Asset Loan  pursuant to this  Agreement  will also constitute  the  assignment,  sale,  setting-over,  transfer and  conveyance to the Company,  without  recourse (but subject  to  RFC's  covenants,  representations  and  warranties  specifically  provided  herein),  of all of  RFC's obligations  and all of RFC's  right,  title and  interest  in, to and under,  whether  now  existing  or  hereafter acquired as owner of such Pledged Asset Loan with respect to any and all money,  securities,  security entitlements, accounts,  general  intangibles,  payment intangibles,  instruments,  documents,  deposit accounts,  certificates of deposit,  commodities  contracts,  and other investment  property and other property of whatever kind or description consisting of, arising from or related,  (i) the Credit Support Pledge  Agreement,  the Funding and Pledge Agreement
among the Mortgagor or other Person pledging the related Pledged Assets (the  "Customer"),  Combined  Collateral LLC
and National  Financial  Services  Corporation,  and the  Additional  Collateral  Agreement  between  GMAC  Mortgage
Corporation and the Customer (collectively,  the "Assigned Contracts"),  (ii) all rights, powers and remedies of RFC as owner of such Pledged Asset Loan under or in connection  with the Assigned  Contracts,  whether arising under the terms of such Assigned  Contracts,  by statute,  at law or in equity, or otherwise arising out of any default by the
Mortgagor  under or in  connection  with the Assigned  Contracts,  including  all rights to exercise any election or option or to make any  decision  or  determination  or to give or receive any  notice,  consent,  approval or waiver thereunder,  (iii)  the  Pledged  Amounts  and all  money,  securities,  security  entitlements,  accounts,  general intangibles,  payment intangibles,  instruments,  documents, deposit accounts,  certificates of deposit, commodities contracts,  and other  investment  property  and other  property of whatever  kind or  description  and all cash and non-cash  proceeds  of the  sale,  exchange,  or  redemption  of,  and all  stock or  conversion  rights,  rights to subscribe,  liquidation dividends or preferences,  stock dividends, rights to interest, dividends, earnings, income, rents,  issues,  profits,  interest payments or other distributions of cash or other property that secures a Pledged
Asset Loan,  (iv) all  documents,  books and records  concerning  the foregoing  (including  all computer  programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds  (including  proceeds from the Federal  Deposit  Insurance  Corporation or the  Securities  Investor  Protection  Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions  therefor,  proceeds of proceeds and the  conversion,  voluntary or  involuntary,  of any thereof.  The  foregoing  transfer,  sale,  assignment  and conveyance  does not constitute and is not intended to result in the creation,  or an assumption by the Company,  of any  obligation  of RFC,  or any other  Person in  connection  with the  Pledged  Assets or under any  agreement  or instrument  relating  thereto,  including any obligation to the Mortgagor,  other than as owner of the Pledged Asset
Loan.

         The Company and RFC intend that the  conveyance by RFC to the Company of all its right,  title and interest in and to the  Mortgage  Loans  pursuant to this  Section 2 shall be, and be  construed  as, a sale of the  Mortgage
Loans by RFC to the Company.  It is,  further,  not intended  that such  conveyance  be deemed to be a pledge of the
Mortgage Loans by RFC to the Company to secure a debt or other  obligation of RFC.  Nonetheless,  (a) this Agreement is  intended  to be and  hereby is a security  agreement  within the  meaning of  Articles 8 and 9 of the  Minnesota
Uniform  Commercial Code and the Uniform  Commercial Code of any other applicable  jurisdiction;  (b) the conveyance provided  for in this  Section  shall be deemed to be, and  hereby  is, a grant by RFC to the  Company of a security interest in all of RFC's right, title and interest,  whether now owned or hereafter acquired,  in and to any and all
general  intangibles,  payment  intangibles,  accounts,  chattel  paper,  instruments,   documents,  money,  deposit
accounts,  certificates of deposit,  goods, letters of credit,  advices of credit and investment property consisting of, arising from or relating to any of the following:  (A) the  Mortgage Loans,  including  (i) with respect to each
Cooperative  Loan, the related  Mortgage Note,  Security  Agreement,  Assignment of Proprietary  Lease,  Cooperative
Stock  Certificate,  Cooperative Lease, any insurance policies and all other documents in the related Mortgage File,
(ii) with respect to each Sharia  Mortgage  Loan,  the related  Sharia  Mortgage  Loan Security  Instrument,  Sharia
Mortgage  Loan  Co-Ownership  Agreement,   Obligation  to  Pay,  Assignment  Agreement  and  Amendment  of  Security
Instrument,  any insurance  policies and all other documents in the related Mortgage File and (iii) with  respect to each  Mortgage  Loan other than a  Cooperative  Loan or a Sharia  Mortgage  Loan,  the related  Mortgage  Note,  the
Mortgage,  any insurance  policies and all other  documents in the related  Mortgage File,  (B) all monies due or to become due  pursuant  to the  Mortgage  Loans in  accordance  with the terms  thereof  and  (C) all  proceeds of the conversion,  voluntary or  involuntary,  of the foregoing  into cash,  instruments,  securities  or other  property, including  without  limitation  all amounts  from time to time held or invested  in the  Certificate  Account or the
Custodial Account,  whether in the form of cash,  instruments,  securities or other property;  (c) the possession by the Trustee,  the  Custodian or any other agent of the Trustee of Mortgage  Notes or such other items of property as constitute  instruments,  money,  payment intangibles,  negotiable  documents,  goods, deposit accounts,  letters of credit,  advices of credit,  investment  property or chattel paper shall be deemed to be  "possession by the secured party," or possession by a purchaser or a person  designated by such secured  party,  for purposes of perfecting the security  interest pursuant to the Minnesota  Uniform  Commercial Code and the Uniform  Commercial Code of any other
applicable   jurisdiction   (including,   without  limitation,   Sections  8-106,  9-313  and  9-106  thereof);  and
(d) notifications  to persons holding such property,  and  acknowledgments,  receipts or confirmations  from persons holding such  property,  shall be deemed  notifications  to, or  acknowledgments,  receipts or  confirmations  from, securities  intermediaries,  bailees or agents of, or persons  holding  for,  (as  applicable)  the  Trustee for the purpose of perfecting such security  interest under  applicable  law. RFC shall, to the extent  consistent with this
Agreement,  take such  reasonable  actions as may be necessary to ensure that, if this Agreement were  determined to create a security  interest in the Mortgage Loans and the other property  described  above,  such security  interest would be  determined  to be a  perfected  security  interest  of first  priority  under  applicable  law and will be maintained as such  throughout the term of this  Agreement.  Without  limiting the generality of the foregoing,  RFC shall  prepare  and deliver to the Company  not less than 15 days prior to any filing  date,  and the Company  shall file,  or shall cause to be filed,  at the expense of RFC, all filings  necessary to maintain the  effectiveness  of any original  filings  necessary under the Uniform  Commercial Code as in effect in any  jurisdiction to perfect the
Company's  security  interest  in or lien on the  Mortgage  Loans,  including  without  limitation  (x) continuation statements,  and (y) such  other  statements as may be  occasioned by (1) any  change of name of RFC or the Company,
(2) any  change of location of the state of formation,  place of business or the chief  executive  office of RFC, or
(3) any transfer of any interest of RFC in any Mortgage Loan.

                  Notwithstanding  the  foregoing,  (i) the  Master  Servicer  shall  retain  all  servicing  rights
(including,  without limitation,  primary servicing and master servicing) relating to or arising out of the Mortgage
Loans, and all rights to receive  servicing fees,  servicing income and other payments made as compensation for such servicing  granted to it under the Pooling and Servicing  Agreement  pursuant to the terms and  conditions set forth therein  (collectively,  the "Servicing Rights") and (ii) the Servicing Rights are not included in the collateral in which RFC grants a security interest pursuant to the immediately preceding paragraph.

                  3.  Concurrently  with the  execution  and  delivery  hereof,  the Company  hereby  assigns to RFC without  recourse  all of its  right,  title  and  interest  in and to the  Class  A-P  Certificates,  the Class A-V
Certificates  and a de  minimis  portion  of each  of the  Class  R-I and  Class  R-II  Certificates  as part of the consideration payable to RFC by the Company pursuant to this Agreement.

                  4. RFC  represents  and  warrants  to the  Company  that on the date of  execution  hereof (or, if otherwise specified below, as of the date so specified):

                  (a)      The  information  set forth in Exhibit One to the Series  Supplement with respect to each
Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material  respects,  at the date or dates respecting which such information is furnished;

                  (b)      Each  Mortgage  Loan is required  to be covered by a standard  hazard  insurance  policy.
Each  Mortgage  Loan  with a  Loan-to-Value  Ratio at  origination  in excess  of 80% will be  insured  by a Primary
Insurance  Policy  covering  at least 35% of the  principal  balance  of the  Mortgage  Loan at  origination  if the
Loan-to-Value  Ratio is between  100.00% and 95.01%,  at least 30% of the principal  balance of the Mortgage Loan at origination  if the  Loan-to-Value  Ratio  is  between  95.00%  and  90.01%,  at  least  25% of the  balance  if the
Loan-to-Value  Ratio is between  90.00% and 85.01%  and at least 12% of the  balance if the  Loan-to-Value  Ratio is between 85.00% and 80.01%.  To the best of the Company's  knowledge,  each such Primary  Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

                  (c)      Each Primary  Insurance  Policy insures the named insured and its successors and assigns, and the issuer of the Primary  Insurance  Policy is an insurance  company whose  claims-paying  ability is currently acceptable to the Rating Agencies;

                  (d)      Immediately  prior to the assignment of the Mortgage  Loans to the Company,  RFC had good title to,  and was the sole  owner  of,  each  Mortgage  Loan free and clear of any  pledge,  lien,  encumbrance  or security  interest (other than rights to servicing and related  compensation  and, with respect to certain  Mortgage
Loans,  the monthly  payment due on the first Due Date following the Cut-off Date),  and no action has been taken or failed to be taken by RFC that would  materially  adversely  affect the  enforceability  of any Mortgage Loan or the interests therein of any holder of the Certificates;

                  (e)      No Mortgage  Loan was 30 or more days  delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so delinquent  more than once in the 12-month  period prior to the
Cut-off Date;

                  (f)      Subject to clause  (e) above as  respects  delinquencies,  there is no  default,  breach, violation or event of  acceleration  existing  under any Mortgage  Note or Mortgage and no event which,  with notice and  expiration  of any  grace  or  cure  period,  would  constitute  a  default,  breach,  violation  or  event  of acceleration,  and no such default,  breach,  violation or event of acceleration has been waived by the Seller or by any other entity involved in originating or servicing a Mortgage Loan;

                  (g)      There is no delinquent tax or assessment lien against any Mortgaged Property;

                  (h)      No  Mortgagor  has any  right  of  offset,  defense  or  counterclaim  as to the  related
Mortgage Note or Mortgage  except as may be provided under the  Servicemembers  Civil Relief Act,  formerly known as the Soldiers' and Sailors'  Civil Relief Act of 1940, as amended,  and except with respect to any buydown  agreement for a Buydown Mortgage Loan;

                  (i)      There  are no  mechanics'  liens or claims  for work,  labor or  material  affecting  any
Mortgaged  Property  which are or may be a lien prior to, or equal with,  the lien of the related  Mortgage,  except such liens that are insured or indemnified against by a title insurance policy described under clause (aa) below;

                  (j)      Each  Mortgaged  Property  is  free  of  damage  and in  good  repair  and no  notice  of condemnation  has been given with respect  thereto and RFC knows of nothing  involving any  Mortgaged  Property that could reasonably be expected to materially adversely affect the value or marketability of any Mortgaged Property;
                  (k)      Each  Mortgage  Loan at the time it was  made  complied  in all  material  respects  with applicable local,  state, and federal laws,  including,  but not limited to, all applicable  anti-predatory  lending laws;

                  (l)      Each Mortgage contains  customary and enforceable  provisions which render the rights and remedies of the holder adequate to realize the benefits of the security  against the Mortgaged  Property,  including
(i) in the  case of a  Mortgage  that is a deed of  trust,  by  trustee's  sale,  (ii) by  summary  foreclosure,  if available under  applicable  law, and (iii)  otherwise by foreclosure,  and there is no homestead or other exemption available  to the  Mortgagor  that  would  interfere  with  such  right  to sell at a  trustee's  sale or  right  to foreclosure,  subject in each case to  applicable  federal and state laws and  judicial  precedents  with respect to bankruptcy and right of redemption;

                  (m)      With respect to each Mortgage  that is a deed of trust,  a trustee duly  qualified  under applicable  law to serve as such is  properly  named,  designated  and  serving,  and  except in  connection  with a trustee's  sale after  default by a  Mortgagor,  no fees or expenses are payable by the Seller or RFC to the trustee under any Mortgage that is a deed of trust;

                  (n)      The Mortgage Loans are conventional,  fixed rate, fully-amortizing,  first mortgage loans having  terms to  maturity  of not more than 30 years from the date of  origination  or  modification  with  monthly payments due, with respect to a majority of the Mortgage Loans,  on the first day of each month;

                  (o)      No Mortgage Loan provides for deferred interest or negative amortization;

                  (p)      If any of the Mortgage  Loans are secured by a leasehold  interest,  with respect to each leasehold  interest:  the use of leasehold  estates for residential  properties is an accepted  practice in the area where the related Mortgaged Property is located;  residential  property in such area consisting of leasehold estates is readily  marketable;  the lease is recorded and no party is in any way in breach of any  provision of such lease;
the  leasehold  is in full  force and  effect  and is not  subject  to any prior  lien or  encumbrance  by which the leasehold  could be  terminated or subject to any charge or penalty;  and the  remaining  term of the lease does not terminate less than ten years after the maturity date of such Mortgage Loan;

                  (q)      Each  Assigned  Contract  relating  to each  Pledged  Asset Loan is a valid,  binding and legally  enforceable  obligation  of the parties  thereto,  enforceable  in accordance  with their terms,  except as limited by bankruptcy, insolvency or other similar laws affecting generally the enforcement of creditor's rights;

                  (r)      The  Assignor  is the holder of all of the  right,  title and  interest  as owner of each
Pledged Asset Loan in and to each of the Assigned  Contracts  delivered and sold to the Company  hereunder,  and the assignment  hereof by RFC validly  transfers  such right,  title and  interest to the Company  free and clear of any pledge, lien, or security interest or other encumbrance of any Person;

                  (s)      The full amount of the Pledged  Amount with respect to such  Pledged  Asset Loan has been deposited with the custodian  under the Credit Support Pledge  Agreement and is on deposit in the custodial  account held thereunder as of the date hereof;

                  (t)      RFC is a member  of MERS,  in good  standing,  and  current  in  payment  of all fees and assessments  imposed  by MERS,  and has  complied  with all  rules and  procedures  of MERS in  connection  with its assignment  to the Trustee as assignee of the  Depositor  of the  Mortgage  relating to each  Mortgage  Loan that is registered with MERS,  including,  among other things, that RFC shall have confirmed the transfer to the Trustee, as assignee of the Depositor, of the Mortgage on the MERS(R)System;

                  (u)      No  instrument  of release or waiver has been  executed in  connection  with the Mortgage
Loans,  and no Mortgagor has been released,  in whole or in part from its  obligations in connection with a Mortgage
Loan;

                  (v)      With respect to each Mortgage  Loan,  either (i) the Mortgage Loan is assumable  pursuant to the terms of the Mortgage  Note, or (ii) the Mortgage Loan  contains a customary  provision for the  acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related  Mortgaged  Property is sold without the prior consent of the mortgagee thereunder;

                  (w)      The  proceeds of the Mortgage  Loan have been fully  disbursed,  there is no  requirement for  future  advances  thereunder  and any  and  all  requirements  as to  completion  of any  on-site  or  off-site improvements and as to  disbursements of any escrow funds therefor  (including any escrow funds held to make Monthly
Payments pending  completion of such  improvements)  have been complied with. All costs,  fees and expenses incurred in making, closing or recording the Mortgage Loans were paid;

                  (x)      Except with respect to  approximately  1.5% of the Mortgage Loans, the appraisal was made by an appraiser who meets the minimum qualifications for appraisers as specified in the Program Guide;

                  (y)      To the best of RFC's knowledge,  any escrow arrangements  established with respect to any
Mortgage Loan are in compliance  with all applicable  local,  state and federal laws and are in compliance  with the terms of the related Mortgage Note;

                  (z)      Each Mortgage Loan was  originated (1) by a savings and loan  association,  savings bank, commercial  bank,  credit union,  insurance  company or similar  institution  that is  supervised  and examined by a federal or state  authority,  (2) by a mortgagee  approved by the  Secretary of HUD pursuant to Sections 203 and 211 of the National Housing Act, as amended,  or (3) by a mortgage broker or correspondent  lender in a manner such that the  Certificates  would  qualify as "mortgage  related  securities"  within the meaning of Section  3(a)(41) of the
Securities Exchange Act of 1934, as amended;

                  (aa)     All  improvements  which  were  considered  in  determining  the  Appraised  Value of the
Mortgaged  Properties  lie  wholly  within  the  boundaries  and the  building  restriction  lines of the  Mortgaged
Properties,  or the  policy  of title  insurance  affirmatively  insures  against  loss or  damage  by reason of any violation,  variation,  encroachment or adverse  circumstance  that either is disclosed or would have been disclosed by an accurate survey;

                  (bb)     Each Mortgage  Note and Mortgage  constitutes  a legal,  valid and binding  obligation of the borrower,  or the consumer in the case of the Sharia  Mortgage  Loans,  enforceable in accordance with its terms except as  limited  by  bankruptcy,  insolvency  or other  similar  laws  affecting  generally  the  enforcement  of creditor's rights;

                  (cc)     None of the Mortgage  Loans are subject to the Home  Ownership and Equity  Protection Act of 1994;

                  (dd)     None of the  Mortgage  Loans  are  loans  that,  under  applicable  state or local law in effect at the time of  origination  of such loan,  are referred to as (1) "high cost" or "covered"  loans or (2) any other similar  designation if the law imposes  greater  restrictions  or additional  legal liability for residential mortgage loans with high interest rates, points and/or fees;

                  (ee)     None of the  Mortgage  Loans  secured by a property  located in the State of Georgia were originated on or after October 1, 2002 and before March 7, 2003;

                  (ff)     No Mortgage Loan is a High Cost Loan or Covered  Loan,  as applicable  (as such terms are defined in the then  current  Standard & Poor's  LEVELS(R)Glossary  which is now  Version  5.7  Revised,  Appendix E
(attached  hereto as Exhibit  A));  provided  that no  representation  and warranty is made in this clause (ff) with respect to 0.07% of the  Mortgage  Loans (by  outstanding  principal  balance  as of the  Cut-off  Date)  secured by property located in the State of West Virginia [proviso with respect to Kansas intentionally omitted];

                  (gg)     With respect to each Sharia Mortgage Loan,  mortgage  pass-through  certificates or notes representing  interests in mortgage loans that are in all material  respects of the same type as the Mortgage Loans, and which are structured to be permissible under Islamic law utilizing a declining balance  co-ownership  structure, have been, for a least one year prior to the date hereof,  (a) held by investors other than employee  benefit plans, and (b) rated at least BBB- or Baa3, as applicable, by a Rating Agency; and

                  (hh)     No fraud or  misrepresentation  has taken place in connection with the origination of any
Mortgage Loan.

                  RFC shall provide  written  notice to GMAC Mortgage  Corporation of the sale of each Pledged Asset
Loan to the Company  hereunder  and by the Company to the Trustee  under the Pooling and  Servicing  Agreement,  and shall  maintain  the  Schedule  of  Additional  Owner  Mortgage  Loans (as  defined  in the  Credit  Support  Pledge
Agreement),  showing the Trustee as the  Additional  Owner of each such Pledged Asset Loan,  all in accordance  with
Section 7.1 of the Credit Support Pledge Agreement.

         Upon  discovery  by RFC or upon  notice  from the  Company  or the  Trustee  of a breach  of the  foregoing representations  and  warranties  in respect of any  Mortgage  Loan  which  materially  and  adversely  affects  the interests of any holders of the  Certificates  or of the Company in such Mortgage  Loan or upon the  occurrence of a
Repurchase Event (hereinafter  defined),  notice of which breach or occurrence shall be given to the Company by RFC, if it  discovers  the same,  RFC shall,  within 90 days  after the  earlier  of its  discovery  or receipt of notice thereof,  either  cure such breach or  Repurchase  Event in all  material  respects  or,  either (i)  purchase  such
Mortgage Loan from the Trustee or the Company,  as the case may be, at a price equal to the Purchase  Price for such
Mortgage  Loan or (ii)  substitute  a Qualified  Substitute  Mortgage  Loan or Loans for such  Mortgage  Loan in the manner and subject to the  limitations  set forth in Section  2.04 of the Pooling and  Servicing  Agreement.  If the
breach of  representation  and warranty that gave rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to this  Section 4 was the  representation  and warranty set forth in clause (k) or (hh) of this Section 4, then RFC shall pay to the Trust Fund,  concurrently  with and in addition to the remedies  provided in the preceding sentence,  an amount equal to any  liability,  penalty or expense  that was actually  incurred and paid out of or on behalf of the Trust Fund,  and that directly  resulted  from such breach,  or if incurred and paid by the Trust Fund thereafter, concurrently with such payment.

                  5. With respect to each Mortgage Loan, a first lien repurchase  event  ("Repurchase  Event") shall have occurred if it is discovered  that, as of the date thereof,  the related Mortgage was not a valid first lien on the related  Mortgaged  Property subject only to (i) the lien of real property taxes and assessments not yet due and payable, (ii) covenants,  conditions, and restrictions,  rights of way, easements and other matters of public record as of the date of recording of such  Mortgage and such  permissible  title  exceptions  as are listed in the Program
Guide and (iii) other  matters to which like  properties  are commonly  subject  which do not  materially  adversely affect the value,  use,  enjoyment or  marketability  of the Mortgaged  Property.  In addition,  with respect to any
Mortgage  Loan as to which the Company  delivers to the Trustee or the  Custodian an affidavit  certifying  that the original  Mortgage  Note has been lost or  destroyed,  if such  Mortgage  Loan  subsequently  is in default  and the enforcement  thereof or of the related  Mortgage is  materially  adversely  affected by the absence of the  original
Mortgage  Note, a Repurchase  Event shall be deemed to have  occurred  and RFC will be  obligated to  repurchase  or substitute for such Mortgage Loan in the manner set forth in Section 4 above.

                  6. This  Agreement  shall  inure to the  benefit of and be  binding  upon the  parties  hereto and their respective successors and assigns, and no other person shall have any right or obligation hereunder.

                  IN WITNESS  WHEREOF,  the parties have entered into this  Assignment and  Assumption  Agreement on the date first written above.

                                            RESIDENTIAL FUNDING CORPORATION

                                            By:          /s/ Joseph Orning
                                                Name:    Joseph Orning
                                                Title:   Associate

                                            RESIDENTIAL ACCREDIT LOANS, INC.

                                            By:          /s/ Christopher Martinez
                                                Name:    Christopher Martinez
                                                Title:   Vice President

                                                     EXHIBIT A

                                  APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR
                                    FILE FORMAT FOR LEVELS(R)VERSION 5.7 REVISED

                                                                                                REVISED July 1, 2006

         APPENDIX E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES

         Standard & Poor's has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

         STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

---------------------------------- ------------------------------------------------- ---------------------------------
                                                                                              CATEGORY UNDER
                                            NAME OF ANTI-PREDATORY LENDING                   APPLICABLE ANTI-
       STATE/JURISDICTION                         LAW/EFFECTIVE DATE                      PREDATORY LENDING LAW
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Arkansas                           Arkansas Home Loan Protection Act,                High Cost Home Loan
                                   Ark. Code Ann.ss.ss.23-53-101 et seq.

                                   Effective July 16, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Cleveland Heights, OH              Ordinance No. 72-2003 (PSH), Mun.                 Covered Loan
                                   Codess.ss.757.01 et seq.

                                   Effective June 2, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Colorado                           Consumer Equity Protection, placeStateColo.       Covered Loan
                                   Stat.
                                   Ann.ss.ss.5-3.5-101 et seq.

                                   Effective for covered loans offered or entered
                                   into on or after January 1, 2003. Other
                                   provisions of the Act took effect on June 7,
                                   2002
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Connecticut                        placeStateConnecticut Abusive Home Loan           High Cost Home Loan
                                   Lending Practices Act, Conn. Gen. Stat.
                                 ss.ss.36a-746 et seq.

                                   Effective October 1, 2001
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
District of Columbia               Home Loan Protection Act, D.C. Code               Covered Loan
                                 ss.ss.26-1151.01 et seq.

                                   Effective for loans closed on or after January
                                   28, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Florida                            Fair Lending Act, Fla. Stat. Ann.ss.ss.            High Cost Home Loan
                                   494.0078 et seq.

                                   Effective October 2, 2002
---------------------------------- ------------------------------------------------- ---------------------------------

---------------------------------- ------------------------------------------------- ---------------------------------
       STATE/JURISDICTION                   NAME OF ANTI-PREDATORY LENDING                    CATEGORY UNDER
                                                  LAW/EFFECTIVE DATE                         APPLICABLE ANTI-
                                                                                          PREDATORY LENDING LAW
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Georgia (Oct. 1, 2002 -            Georgia Fair Lending Act, Ga. Code                High Cost Home Loan
Mar. 6, 2003)                      Ann.ss.ss.7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6 2003
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Georgia as amended                 Georgia Fair Lending Act, Ga. Code                High Cost Home Loan
(Mar. 7, 2003 - current)           Ann.ss.ss.7-6A-1 et seq.

                                   Effective for loans closed on or after
                                   March 7, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
HOEPA Section 32                   Home Ownership and Equity Protection              High Cost Loan
                                   Act of 1994, 15 U.S.C.ss.1639, 12
                                   C.F.R.ss.ss.226.32 and 226.34

                                   Effective October 1, 1995, amendments
                                   October 1, 2002
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Illinois                           High Risk Home Loan Act, Ill. Comp.               High Risk Home Loan
                                   Stat. tit. 815,ss.ss.137/5 et seq.

                                   Effective January 1, 2004 (prior to this date,
                                   regulations under Residential
                                   Mortgage License Act effective from May 14,
                                   2001)
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Kansas                             Consumer Credit Code, Kan. Stat. Ann.             High Loan to Value Consumer
                                 ss.ss.16a-1-101 et seq.                              Loan (id.ss.16a-3-207) and;

                                   Sections 16a-1-301 and 16a-3-207 became
                                   effective April 14, 1999;
                                   Section 16a-3-308a became effective July 1, 1999
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
                                                                                     High APR Consumer Loan (id.ss.
                                                                                     16a-3-308a)
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Kentucky                           2003 KY H.B. 287 - High Cost Home                 High Cost Home Loan
                                   Loan Act, Ky. Rev. Stat.ss.ss.360.100 et seq.

                                   Effective June 24, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Maine                              Truth in Lending, Me. Rev. Stat. tit. 9-          High Rate High Fee Mortgage
                                   A,ss.ss.8-101 et seq.

                                   Effective September 29, 1995 and as amended
                                   from time to time
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
       STATE/JURISDICTION                   NAME OF ANTI-PREDATORY LENDING                    CATEGORY UNDER
                                                  LAW/EFFECTIVE DATE                         APPLICABLE ANTI-
                                                                                          PREDATORY LENDING LAW
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Massachusetts                      Part 40 and Part 32, 209 C.M.R.ss.ss.              High Cost Home Loan
                                   32.00 et seq. and 209 C.M.R.ss.ss.40.01 et seq.

                                   Effective March 22, 2001 and amended from time
                                   to time
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Nevada                             Assembly Bill No. 284, Nev. Rev. Stat.            Home Loan
                                 ss.ss.598D.010 et seq.

                                   Effective October 1, 2003
---------------------------------- ------------------------------------------------- ---------------------------------

---------------------------------- ------------------------------------------------- ---------------------------------
New Jersey                         New Jersey Home Ownership Security                High Cost Home Loan
                                   Act of 2002, N.J. Rev. Stat.ss.ss.46:10B- 22 et
                                   seq.

                                   Effective for loans closed on or after November
                                   27, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
New Mexico                         Home Loan Protection Act, N.M. Rev.               High Cost Home Loan
                                   Stat.ss.ss.58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised
                                   as of February 26, 2004
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
New York                           N.Y. Banking Law Article 6-1                      High Cost Home Loan

                                   Effective for applications made on or after
                                   April 1, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
North Carolina                     Restrictions and Limitations on High              High Cost Home Loan
                                   Cost Home Loans, N.C. Gen. Stat.ss.ss.24-1.1E et
                                   seq.

                                   Effective July 1, 2000; amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Ohio                               H.B. 386 (codified in various sections of the     Covered Loan
                                   Ohio Code), Ohio Rev. Code Ann.ss.ss.1349.25 et
                                   seq.

                                   Effective May 24, 2002
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Oklahoma                           Consumer Credit Code (codified in various         Subsection 10 Mortgage
                                   sections of Title 14A)

                                   Effective July 1, 2000; amended effective
                                   January 1, 2004
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
       STATE/JURISDICTION                   NAME OF ANTI-PREDATORY LENDING                    CATEGORY UNDER
                                                  LAW/EFFECTIVE DATE                         APPLICABLE ANTI-
                                                                                          PREDATORY LENDING LAW
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
South Carolina                     South Carolina High Cost and                      High Cost Home Loan
                                   Consumer Home Loans Act, S.C. Code
                                   Ann.ss.ss.37-23-10 et seq.

                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
West Virginia                      West Virginia Residential Mortgage Lender,        West Virginia Mortgage Loan Act
                                   Broker and Servicer Act, W.                       Loan
                                   Va. Code Ann.ss.ss.31-17-1 et seq.

                                   Effective June 5, 2002
---------------------------------- ------------------------------------------------- ---------------------------------

         STANDARD & POOR'S COVERED LOAN CATEGORIZATION

---------------------------------- ------------------------------------------------- ---------------------------------
       STATE/JURISDICTION                   NAME OF ANTI-PREDATORY LENDING                    CATEGORY UNDER
                                                                                             APPLICABLE ANTI-
                                                  LAW/EFFECTIVE DATE                      PREDATORY LENDING LAW
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Georgia (Oct. 1, 2002 -            Georgia Fair Lending Act, Ga. Code                Covered Loan
Mar. 6, 2003)                      Ann.ss.ss.7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
New Jersey                         New Jersey Home Ownership Security                Covered Home Loan
                                   Act of 2002, N.J. Rev. Stat.ss.ss.46:10B 22 et
                                   seq.

                                   Effective November 27, 2003 - July 5, 2004
---------------------------------- ------------------------------------------------- ---------------------------------

         STANDARD & POOR'S HOME LOAN CATEGORIZATION

---------------------------------- ------------------------------------------------- ---------------------------------
       STATE/JURISDICTION                   NAME OF ANTI-PREDATORY LENDING                    CATEGORY UNDER
                                                                                             APPLICABLE ANTI-
                                                  LAW/EFFECTIVE DATE                      PREDATORY LENDING LAW
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Georgia (Oct. 1, 2002 -            Georgia Fair Lending Act, Ga. Code                Home Loan
Mar. 6, 2003)                      Ann.ss.ss.7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
New Jersey                         New Jersey Home Ownership Security                Home Loan
                                   Act of 2002, N.J. Rev. Stat.ss.ss.46:10B- 22 et
                                   seq.

                                   Effective for loans closed on or after November
                                   27, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
New Mexico                         Home Loan Protection Act, N.M. Rev. Stat.ss.ss.    Home Loan
                                   58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
North Carolina                     Restrictions and Limitations on High Cost Home    Consumer Home Loan
                                   Loans, N.C. Gen. Stat.ss.ss.
                                   24-1.1E et seq.

                                   Effective July 1, 2000; amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
South Carolina                     South Carolina High Cost and Consumer Home        Consumer Home Loan
                                   Loans Act, S.C. Code Ann.ss.ss.37-23-10 et seq.

                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------- ------------------------------------------------- ---------------------------------